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                                  EXHIBIT 23.2




                         CONSENT OF INDEPENDENT AUDITORS


    As independent auditors, we hereby consent to the use of our report, dated February 13 1997, on the financial statements of Orgenics Ltd. included in this Form 10-K/A, and to the incorporation of our report into Selfcare, Inc.'s previously filed Registration Statement File Nos. 333-37961, 333-45535, 333-15583, 333-17855 and 333-45523, as amended.


                                        KOST,FORER AND GABBAY
                                        CERTIFIED PUBLIC ACCOUNTANTS (ISRAEL)
                                        A MEMBER OF ERNST & YOUNG INTERNATIONAL



April 12, 1999
Tel-Aviv, Israel